SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/X/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PERFISANS HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:
   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:
   -----------------------------------------------------------------------------

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

-----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                            PERFISANS HOLDINGS, INC.
                           4118 14TH Avenue, Unit #4
                            Markham, Ontario L3R 0J3

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of Perfisans Holdings, Inc., a Maryland corporation (the "Company"), which will be held at our corporate headquarters at 4118 14th Avenue, Unit #4, Markham, Ontario L3R 0J3. Your Board of Directors and management look forward to personally greeting those shareholders able to attend. A Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card are enclosed for your review. All holders of shares of common stock of the Company as of the close of business on May 27, 2005 (the record date), are entitled to notice of, and to vote at, the Annual Meeting.


     The items to be considered and voted on at the meeting are described in the notice of the Meeting and the proxy statement accompanying this letter.

          Your vote is important to us. While shareholders may exercise their right to vote their shares in person, we recognize that many shareholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you desire to vote in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return the proxy in the enclosed postage-paid envelope in order to record your vote.


             THE BOARD URGES YOU TO SIGN, DATE AND MAIL THE ENCLOSED
                              PROXY CARD PROMPTLY.

     We wish to thank our shareholders for their participation and continued support.

                               Sincerely,

                               /s/ To-Hon Lam
                               ---------------------
                               To-Hon Lam
                               Chief Executive Officer

                     --------------------------------------
                            PERFISANS HOLDINGS, INC.
                           4118 14TH AVENUE, UNIT #4
                            MARKHAM, ONTARIO L3R 0J3
                     --------------------------------------

                            NOTICE OF ANNUAL MEETING
                           TO BE HELD ON JUNE 16, 2005
                     --------------------------------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Perfisans Holdings, Inc., a Maryland corporation (the "Company"), will be held at our corporate headquarters at 4118 14th Avenue, Unit #4, Markham, Ontario L3R 0J3 at 10:00 a.m., Local Time, on June 16, 2005 for the following purposes:

    1. To elect three directors for a one year term to expire at the next annual meeting of shareholders of the Company and until their successors have been duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES PROPOSED FOR ELECTION BY THE COMPANY, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

    2. To consider and act to approval an amendment to the Company's Articles of Incorporation with respect to increasing our authorized capital stock to 155,000,000, consisting of 150,000,000 shares of common stock and 5,000,000 shares of preferred stock. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

    3. To approve the selection of Schwartz Levitsky Feldman LLP as independent auditors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

    4. To take action upon any other matters which may properly come before the meeting.

        The above matters are more fully described in the accompanying proxy statement.

        Only shareholders of record at the close of business on May 27, 2005 are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

        All shareholders are cordially invited to attend the Meeting. To assure your representation at the Meeting, you are urged to sign, date and promptly return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any shareholder attending the Meeting may vote in person even if he or she has returned a proxy.

             THE BOARD URGES YOU TO SIGN, DATE AND MAIL THE ENCLOSED
                           WHITE PROXY CARD PROMPTLY.


                               By Order of the Board of Directors,

                               /s/ To-Hon Lam
                               --------------------------
                               To-Hon Lam
                               Chairman of the Board

Dated: May 25, 2005
Markham, Ontario

                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                 RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                            PERFISANS HOLDINGS, INC.
                           4118 14TH AVENUE, UNIT #4
                            MARKHAM, ONTARIO L3R 0J3


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 16, 2005
                      -------------------------------------

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Perfisans Holdings, Inc., a Maryland corporation (the "Company"), of proxies to be voted at the Company's Annual Meeting of Shareholders (the "Meeting") to be held on June 16, 2005 at our corporate headquarters at 4118 14th Avenue, Unit #4, Markham, Ontario L3R 0J3, at 10:00 a.m., Local Time, and at any adjournment(s) or postponement(s) thereof. It is anticipated that this Proxy Statement and the accompanying proxy will be mailed to the Company's shareholders on or about May 27, 2005.

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, is enclosed herewith for your information. The Annual Report is not to be deemed soliciting material.

PERSONS MAKING THE SOLICITATION

     This Proxy Statement solicits proxies on behalf of the Board of Directors of the Company. The total expense of such solicitation, including the cost of preparing, assembling and mailing the proxy materials to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be required to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

REVOCABILITY OF PROXIES

     The execution of a proxy will not affect a shareholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the vote at the Meeting by filing with the Chief Executive Officer of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy. Any written notice or proxy revoking a proxy should be sent to Perfisans Holdings, Inc., 4118 14th Avenue, Unit 4, Markham, Ontario L3R 0J3, Attention: Chief Executive Officer.

VOTING SECURITIES AND RECORD DATE

     The voting securities of the Company consist of shares of its common stock, $.001 par value per share ("Common Stock"). Shareholders of record at the close of business on May 23, 2005 (the "Record Date") are entitled to notice of and to vote at the Meeting or any postponement(s) or adjournment(s) thereof. At the Record Date, 39,720,189shares of Common Stock were issued and outstanding.

VOTING RIGHTS

     Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not allowed. The nominees receiving a plurality of votes cast at the Meeting, assuming a quorum is present, will be elected as directors. The affirmative vote of a majority of the votes cast, provided a quorum is present, is necessary to (i) elect the three directors, (ii) approve the amendment to the Certificate of Incorporation, and (iii) ratify the appointment of Schwartz Levitsky Feldman LLP to audit the accounts and records of the Company for the fiscal year ending December 31, 2005. To the Company's knowledge, no single person or entity and no group of persons, controls sufficient votes to determine the outcome of any of the proposals being voted upon by the shareholders.

     Shareholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Meeting or any adjournment thereof.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     As of the Record Date, there were 39,720,189 shares of Common Stock outstanding. Shareholders holding majority of the shares entitled to vote on the Record Date, or 19,899,815 shares, must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum. Since the vote necessary to approve the proposals and to ratify the appointment of the Company's auditors is the affirmative vote of a majority of the votes cast, abstentions and broker non-votes have the effect of negative votes with respect to these proposals. Since nominees receiving a plurality of the votes cast will be elected as directors, abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of May 23, 2005, our authorized capitalization consisted of 50,000,000 shares of common stock, par value $.001 per share. As of May 23, 2005, there were 39,720,189 shares of our common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholder.

The following table sets forth, as of May 23, 2005, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

NAME OF                                                           PERCENTAGE OF
OWNER (1)                              NUMBER OF SHARES           BENEFICIAL
BENEFICIALLY                           BENEFICIALLY OWNED(2)      SHARES OWNED
-----------------------                ---------------------      -------------
To-Hon Lam (4)                              8,450,000             21.27%
Bok Wong (5)                                8,300,000             20.90%
Chris C. Chen (6)                           1,500,000             3.78%
Chao Kuan`                                  331,300               *
Clarence Wu                                 0                     - - -
Sam Wu                                      0                     - - -
General Resources Co. (6)                   1,500,000             3.78%
Pei-Pei Lee                                 6,000,000             15.10%
Sharp Idea Securities Co., Ltd. (7)
Office B, 8th Floor, Wu Yi
Central, 50 Bazaar, Causeway Bay,
Hong Kong                                   2,434,667             6.13%
All officers and directors as a group
(5 persons)                                 18,581,300            46.78%

     *    Less than one percent.

     (1) Unless otherwise indicated, the address of each person listed below is c/o Perfisans Holdings, Inc., at 4118 14th Ave., Unit #4, Markham, Ontario L3R 0J3.

     (2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

     (3)  Figures may not add up due to rounding of percentages.

     (4) Includes 1,450,000 shares of common stock subject to presently exercisable options.

     (5) Includes 1,300,000 shares of common stock subject to presently exercisable options.

     (6) Chris Chen is the Chairman of General Resources Co. and as such the shares owned by General Resources may be deemed to be beneficially owned by Mr. Chen.

     (7)  Includes   488,000   shares  of  common  stock  subject  to  presently
          exercisable warrants. Sharp Idea Securities Co. is controlled by Sai Hung Li.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during or with respect to the Company's fiscal year ended December 31, 2004 (and the written representations of certain persons that such persons were not required to file an annual report on Form 5 in respect of such year), no person who, at any time during such fiscal year was a director or officer of the Company or beneficially owned ten percent or more of the outstanding common stock of the Company, failed to timely file reports required by Section 16(a) of the Exchange Act.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

A total of three directors will be elected at the Meeting by the holders of the Company's Common Stock. The proxies will not be voted for a greater number of persons than the number of nominees named herein. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

NOMINEES

     Management of the Company recommends the election of the six director nominees set forth below, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Management has nominated the following persons for election as directors: To-Hon Lam, Bok Wong and Eric Wang.

     The following sets forth certain information about each of the nominees for director and their current positions with the Company. The Common Stock ownership of each nominee for director is provided under "SECURITY OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."


----------------------------------------------------------------------
NAME             AGE     POSITIONS HELD                DIRECTOR SINCE
----------------------------------------------------------------------

To-Hon Lam       45      CEO, President & Chairman          2001

Bok Wong         42      VP of Operations &
                         Business Development
                         and Director                       2001

Eric Wang        41      Director                           2005


DIRECTORS, NOMINEES FOR DIRECTORS AND OFFICERS

     Directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified. The officers of the Company are appointed by and serve at the pleasure of the Board of Directors.

     The directors, nominees for directors and officers of the Company, their ages, present positions with the Company, and a summary of their business experience are set forth below.

TO-HON LAM. To-Hon Lam co-founded Perfisans Networks in February 2001 and has acted as its President and CEO since inception. Prior to Perfisans, he successfully launched Matrox Toronto Design Center specializing in multi-million gate graphics and video processors. Mr. Lam has managed over 100 software and hardware projects. He was the co- founder and Director of Engineering with SiconVideo where he has employed from 1999 through February 2001. He also worked with ATI Technologies, where he designed several state of the art application specific integrated circuits (ASIC). ATI is currently a leader in the graphic chip design industry. Mr. Lam brings with him 21 years of engineering and design management experience with ASIC technologies.

BOK WONG. Bok Wong co-founded Perfisans Networks in February 2001 and has acted as its Vice President of Operations and Business since inception. Previously he co-founded Intervis Corporation, a System On Chip design consulting company. Intervis is a multi million dollar company, which designed complex network ASIC chips and network processors for companies such as 3COM, Nortel, and Cabletron. He was the principal consultant of Intervis from 1998 to 2000 and Trebia Director of ASIC Technology from 2000 to February 2001. Mr. Wong has also worked with ATI Technologies, Genesis Microchip, and Philips in Hong Kong.

ERIC WANG. Eric Wang is a 12-year veteran of General Resources serving as its Vice President & Chief Financial Officer. In this position he has had overall responsibility for financial controls and planning. From 1989 to 1993, Mr. Wang was the Deputy Manager of Shang-Ching United C.P.A.

CODE OF ETHICS

Our board of directors adopted a Code of Ethics which covers all executive officers of our company and its subsidiaries. The Code of Ethics requires that senior management avoid conflicts of interest; maintain the confidentiality of information relating to our company; engage in transactions in shares of our common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that such officers conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of our company.

All our executive officers are required to affirm in writing that they have reviewed and understand the Code of Ethics.

AUDIT COMMITTEE FINANCIAL EXPERT

We do not have an audit committee. Since our management recently changed as a result of the acquisition of Perfisans Networks, we were not to identify and appoint a suitable nominee in time for this annual report. Our management is currently diligently pursuing such a candidate and will appoint an audit committee promptly.

COMPENSATION OF THE BOARD OF DIRECTORS

Directors who are also our employees do not receive additional compensation for serving on the Board or its committees. Non-employee directors are not paid any annual cash fee. In addition, directors are entitled to receive options under our Stock Option Plan. All directors are reimbursed for their reasonable expenses incurred in attending Board meetings. We intend to procure directors and officers liability insurance.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors met three times during the year ended December 31, 2004. During 2004, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and all meetings of each committee on which such director serves.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years indicated, certain information concerning the compensation of our Chief Executive Officer and each other most highly compensated executive officers of our company whose aggregate compensation exceeded $100,000 during the years ended December 31, 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE

                                                                           Long term compensation
                                                                           Awards                       Payouts
Name and                Year       Salary     Bonus      Other Annual      Securities Underlying        LTIP            All Other
Principal Position                                       Compensation      Options/ SARs                Payouts         Compensation
------------------
To-Hon Lam              2004       - - -      - - -      - - -             - - -                        - - -           - - -
                        2003       - - -      - - -      - - -             450,000                      - - -           - - -
Chairman,               2002       - - -      - - -      - - -             - - -                        - - -           - - -
President
and CEO

Bok Wong                2004       - - -      - - -      - - -             - - -                        - - -           - - -
                        2003       - - -      - - -      - - -             300,000                      - - -           - - -
Vice President of       2002       - - -      - - -      - - -             - - -                        - - -           - - -
Operations &
Business
Development


OPTION GRANTS IN LAST FISCAL YEAR

NAME AND                      # OF OPTIONS GRANTED
PRINCIPAL POSITION            EXPIRATION DATE             % OF TOTAL OPTIONS GRANTED            EXERCISE PRICE
------------------            --------------------        --------------------------            --------------
TO-HON LAM
Chairman, President and
CEO                           450,000                     35%                                   $0.25 per share    7-16-06

BOK WONG
VP of Operations &
Business Development          300,000                     23.3%                                 $0.25 per share    7-16-06

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

Name and                     Shares Acquired      Value       # of shares underlying         Value of unexercised
Principal Position             on exercise       realized      options at year end           options at year end
-------------------------    ----------------    ---------    -----------------------    -----------------------------
To-Hon Lam

Chairman, President
and CEO                           - - -           - - -             1,450,000                     $2,537,00

Bok Wong

VP of Operations &
Business Development              - - -           - - -             1,300,000                     $2,275,000

STOCK OPTIONS

Pursuant to the acquisition agreement whereby we acquired all of the capital stock of Perfisans Networks Corporation, all existing options and/or warrants to purchase capital stock of Perfisans Networks Corporation were converted to options and/or warrants to purchase our common stock. Accordingly, we issued employees of Perfisans Networks Corporation an aggregate of 4,000,000 options. Our executive officers and directors received an aggregate of 2,750,000 of such options. Our chief executive officer, To-Hon Lam received 1,450,000 of such options and our Vice President of Operations and Business Development received 1,300,000 of such options. No options have been exercised.

On February 12, 2004, the Board of Directors adopted the Perfisans Holdings, Inc. 2004 Stock Option Plan. The Option Plan provides for the grant of incentive and non-qualified stock options to selected employees, the grant of non-qualified options to selected consultants and to directors and advisory board members. The Option Plan is administered by the Board of Directors and authorizes the grant of options for 4,000,000 shares. The Board of Directors determines the individual employees and consultants who participate under the Plan, the terms and conditions of options, the option price, the vesting schedule of options and other terms and conditions of the options granted pursuant thereto.

EMPLOYMENT AGREEMENTS

Each of To-Hon Lam, President and Chief Executive Officer and Bok Wong, Vice President of Operations and Business Development, has entered into employment agreements with us. Such agreements are effective upon the effectiveness of the registration statement the first draft of which was filed on February 12, 2004.

Mr. Lam's employment agreement has an initial term of two years with subsequent one-year renewal periods. His employment agreement may be terminated by us for cause or upon his death or disability. In the event of the disability of Mr. Lam, termination of his employment agreement by us following a change in control or termination of his employment agreement by him for good reason, Mr. Lam is entitled to receive (I) the unpaid amount of his base salary earned through the date of termination; (ii) any bonus compensation earned but not yet paid; and(iii) a severance payment equal to one (1) year of his then current salary. In addition, Mr. Lam will be immediately vested in any options, warrants, retirement plan or agreements then in effect. Good reason means (i) a material change of Mr. Lam's duties, (ii) a material breach by us under the employment agreement, or (iii) a termination of Mr. Lam's employment in connection with a change in control.

As used in Mr. Lam's employment agreement, "change in control" means (1) our merger or consolidation with another entity where the members of our Board, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the entity issuing cash or securities in the merger or consolidation immediately prior to the merger or consolidation, or (2) the sale or other disposition of all or substantially all of our assets.

In the event of termination for cause, all of Mr. Lam's unexercised warrants and options, whether or not vested, will be canceled, and Mr. Lam will not be eligible for severance payments. In the event of voluntary termination, all of Mr. Lam's unbelted warrants and options will be canceled and he will have three(3) months from the date of termination to exercise his rights with respect to the unexercised but vested options. He will not be eligible for severance payments.

Mr. Lam's employment agreement provides for an annual salary of $200,000 per year with a $50,000 annual bonus in each subsequent year in the event that we achieve $8 million of revenues in fiscal 2005, $36 million of revenues in fiscal 2006 and $90 million of revenues in fiscal 2007. Mr. Wong has an identical employment agreement to that of Mr. Lam.

The employment agreements for each of Messrs. Kuan, Clarence Wu and Sam Wu are terminable by either us or the employee upon 30 days' notice or by us for cause(as defined in their employment agreements) or upon the death or disability of the employee. However, each of them is entitled to receive severance equal to three months' base salary, payable in six equal consecutive monthly installments in the event that the employee is terminated by us within ninety (90) days following a change in control. In addition, under such circumstances each of them will be immediately vested in any options, warrants, retirement plan or agreements then in effect.

For purposes of the employment agreements for Messrs. Kuan, Wu and Wu, "change in control" means (1) on the date of the merger or consolidation of us with another entity where the members of the Board of Directors, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the entity issuing cash or securities in the merger or consolidation; or (2) on the date of the sale or other disposition of all or substantially all of the assets of our company.

In the event of termination for cause, all unexercised warrants and options held by the applicable employee, whether or not vested, will be canceled and the employee will not be eligible for severance payments. In the event of voluntary termination, all unbelted warrants and options will be canceled and the employee will have three (3) months from the date of termination to exercise his rights with respect to the unexercised but vested options.

                                 PROPOSAL NO. 2

          PROPOSAL REGARDING AMENDMENT TO CERTIFICATE OF INCORPORATION

BACKGROUND

Our Board of Directors has unanimously adopted resolutions approving and declaring advisable a proposal to amend our Certificate of Incorporation to increase our authorized capital stock to 155,000,000, consisting of 150,000,000 shares of common stock and 5,000,000 shares of preferred stock.

The text of the amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Maryland is set forth in Appendix A-1 to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of Maryland or that the Board may determine to be necessary or advisable ultimately to comply with applicable law.

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting will be required to ratify the amendment to the Certificate of Incorporation.

The Board believes that approval of the amendment to increase the authorized shares of capital stock is in the best interests of the Company and its stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

We are contractually obligated to increase our authorized capital stock pursuant to our agreement with certain of the Company's investors. Notwithstanding our contractual obligation, we have no definitive plans to issue an amount of our shares that exceed our current authorized capital stock.

                  THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

                                 PROPOSAL NO. 3

                            RATIFICATION OF AUDITORS

     The firm of Schwartz Levitsky Feldman LLP has audited the Financial Statements of the Company as of December 31, 2004 and for the year then ended. The Board of Directors has appointed such firm to audit the accounts and records of the Company for the fiscal year ending December 31, 2005. It is proposed that the appointment of Schwartz Levitsky Feldman LLP be submitted to the shareholders for ratification. Neither such firm nor any of its members or any of their associated has or has had any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and accountants.

Aggregate fees billed to our company by our principal accountant, Dohan & Company for the fiscal years ended December 31, 2003, and by our principal accountant Schwartz Levitsky Feldman LLP for the fiscal year ended December 31, 2004, are as follows:

                                    ------                        ------
                                     2004                          2003
                                    ------                        ------

Audit Fees                         $23,000                        -----

Audit-Related Fees          $3750 - 10QSB 3/31/04         $3535 - 10QSB 3/31/03
                            $2500 - 10QSB 6/30/04         $3955 - 10QSB 6/30/03
                            $3333 - 10QSB 9/30/04         $3300 - 10QSB 9/30/03

Tax Fees                            $4,200                         ---

All Other Fees                     $13,500                         ---
--------------------------------------------------------------------------------

     Total                         $50,283                       $10,790


          The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting will be required to ratify the Board of Director's seletion of Schwartz Levitsky Feldman LLP.


          It is anticipated that a representative of Schwartz Levitsky Feldman LLP will be present at the Meeting. Such representative will be give the opportunity to make a statement should he so desire and will be available to answer appropriate questions.

                  THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any matter to be presented at the Meeting other than as set forth herein. If any other matters are properly brought before the Meeting, however, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority of the shares present which are entitled to vote thereon would be necessary to approve any such matters.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                      FOR ANNUAL MEETING TO BE HELD IN 2006

     Any proposal by a Shareholder to be presented at the Company's next Annual Meeting of Shareholders, currently expected to be held in June 2006, must be received at the offices of the Company, 4118 14th Avenue, Unit #4, Markham, Ontario L3R 0J3 not later than December 31, 2005.


             THE BOARD URGES YOU TO SIGN, DATE AND MAIL THE ENCLOSED
                              WHITE PROXY PROMPTLY.



                               By Order of the Board of Directors

                               /s/ To-Hon Lam
                               ----------------------------------
                               To-Hon Lam
                               Chairman of the Board

May 25, 2005
Markham, Ontario

                                  APPENDIX A-1

                              ARTICLES OF AMENDMENT

                        TO THE ARTICLES OF INCORPORATION

                                       OF

                            PERFISANS HOLDINGS, INC.

     Perfisans Holdings, Inc. (the "Company") a Maryland corporation hereby certify to the State Department of Assessments and Taxation of Maryland that:

     The charter of the Company is hereby amended as follows:


     1. Article SIXTH of the Company's Articles of Incorporation shall need as follows:

SIXTH:  Shares of Stock.

               A. The Corporation shall be authorized to issue two classes of capital stock, designated as "Common Stock" and "Preferred Stock" respectively. The Corporation shall be authorized to issue 150,000,000 shares of Common Stock $.001 par value, and 5,000,000 shares of Preferred Stock $.001 par value.

               B. Holders of Common Stock shall not have preemptive or preferential rights to acquire any shares of the capital stock of the Corporation, and any or all of such shares, whenever authorized, may be issued, or may be reissued and transferred if such shares have been reacquired and have treasury status, to any person, firm, corporation, trust, partnership, association or other entity for such lawful consideration and on such terms as the Board of Directors determines in its discretion without first offering the shares to any such holder.

               C. All shares of the Corporation's authorized capital stock, when issued for such consideration as the Board of Directors may determine, shall be fully paid and nonassessable.

               D. The Board of Directors of the Corporation may, by adoption of a resolution or Bylaw, impose restrictions upon the transferability by shareholders of shares of the Corporation's Capital Stock.

               E. The Board of Directors of the Corporation may, by adoption of a resolution or Bylaw, designate one or more Series of Preferred Stock and shall have the power to determine the conversion and/or redemption rights, preferences and privileges of each such Series of Preferred Stock provided that such conversion and/or redemption rights, preferences and privileges of any Series of Preferred Stock does not subordinate or otherwise limit the conversion and/or redemption rights, preferences and/or privileges of any previously issued Series of Preferred Stock.

               F. Except as otherwise required under the 1940 Act, voting power for the election of directors and for all other purposes shall be exclusively vested in the holders of Common Stock. Each holder of a full or fractional share of Common Stock shall be entitled, in the case of full shares, to one vote for each such share and, in the case of fractional shares, to a fraction of one vote corresponding to the fractional amount of each such fractional share, in each case based upon the number of shares registered in such holder's name on the books of the Corporation.

               G. In the event of the liquidation or dissolution of the Corporation, the holders of the Common Stock shall be entitled to receive all of the net assets of the Corporation. The assets so distributed to the stockholders shall be distributed among such stockholders, in cash or in kind at the option of the directors, in proportion to the number of full and fractional shares of the class held by them and recorded on the books of the Corporation.

               H. Each holder of shares of capital stock shall, upon demand, disclose to the Corporation such information with respect to direct or indirect holdings of such shares as the directors or any officer or agent of the Corporation designated by the directors deems necessary to comply with provisions of the Internal Revenue Code of 1986 applicable to the Corporation, to comply with the provisions of the appropriate taxing authority, or to comply with the provisions of the 1940 Act or the Employee Retirement Income Security Act of 1974, as any said laws may be amended from time to time.


     This amendment of the charter of the Company has been approved by the Board of Directors and majority vote of the shareholders.

     We the undersigned Chief Executive Officer and President swear under penalties of perjury that the foregoing is a corporate act.

     Effective the day of May ___, 2005

                               /s/ To-Hon Lam
                               --------------
                               To-Hon Lam, Chief Executive Officer and President

                            PERFISANS HOLDINGS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS-- JUNE 16, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints To-Hon Lam, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Perfisans Holdings, Inc., to be held at the Company's principal executive offices located at 4118 14th Avenue, Unit #4, Markham, Ontario L3R 0J3, on June 16, 2005 at 10:00 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated May 23, 2005 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

                            THIS PROXY IS SOLICITED
          ON BEHALF OF PERFISANS HOLDINGS, INC.'S BOARD OF DIRECTORS.

1. To elect three directors to serve until the 2006 Annual Meeting of Shareholders.

                  TO-HON LAM    -    BOK WONG    -    ERIC WANG

             |_| FOR ALL NOMINEES     |_| WITHHELD FOR ALL NOMINEES

     INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:

       ------------------------------------------------------------------

2. To approve the amendment to the Certificate of Incorporation to increase the authorized capital stock of the Company to 155,000,000, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.

                |_| FOR          |_| AGAINST          |_| ABSTAIN


3. To ratify the appointment of Schwartz Levitsky Feldman LLP as the Company's independent accountants for the ensuing year.

                |_| FOR          |_| AGAINST          |_| ABSTAIN


4. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2 and 3.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                        Date:                             , 2005
                                             -----------------------------


                                              (Print name of Shareholder)


                                              (Print name of Shareholder)


                                              Signature


                                              Signature

                                        Number of SHARES

                                        Note: Please   sign   exactly   as  name
                                              appears in the Company's  records.
                                              Joint  owners  should  each  sign.
                                              When signing as attorney, executor
                                              or  trustee,  please give title as
                                              such.

      PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.